                                                                    Exhibit 99.4


(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[840,000,557] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-BC2


                                  (SURF LOGO)

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                         J.P. MORGAN CHASE BANK TRUSTEE

                                  MAY [9], 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------


The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                       $54,853,443
Aggregate Original Principal Balance                          $55,013,669
Number of Mortgage Loans                                         1,316

                                   MINIMUM      MAXIMUM        AVERAGE (1)
                                   -------      -------        -----------
Original Principal Balance        $12,500      $200,000          $41,804
Outstanding Principal Balance     $12,418      $199,541          $41,682

                                   MINIMUM      MAXIMUM     WEIGHTED AVERAGE (2)
                                   -------      -------     --------------------
Original Term (mos)                 120          360               182
Stated remaining Term (mos)         116          357               178
Loan Age (mos)                       2            8                 4
Current Interest Rate              5.990%      12.400%           10.331%
Initial Interest Rate Cap (3)      0.000%       0.000%            0.000%
Periodic Rate Cap (3)              0.000%       0.000%            0.000%
Gross Margin (3)                   0.000%       0.000%            0.000%
Maximum Mortgage Rate (3)          0.000%       0.000%            0.000%
Minimum Mortgage Rate (3)          0.000%       0.000%            0.000%
Months to Roll (3)                   0            0                 0
Original Loan-to-Value             81.53%      100.00%            99.68%
Credit Score (4)                    550          806               655

                                 EARLIEST         LATEST
                                 --------         ------
Maturity Date                   01/01/2015      02/01/2035

                         PERCENT OF                                         PERCENT OF
LIEN POSITION           MORTGAGE POOL            YEAR OF ORIGINATION       MORTGAGE POOL
                        -------------                                      -------------
2nd Lien                          100.00%        2004                                 83.11%
                                                 2005                                  16.89

OCCUPANCY                                        Loan Purpose
Primary                           100.00%        Purchase                             80.00%
                                                 Refinance - Rate/Term                  2.44
                                                 Refinance - Cashout                   17.57

LOAN TYPE                                        Property Type
Fixed Rate                        100.00%        Single Family                        70.62%
                                                 Townhouse                              1.04
                                                 Condominium                            7.14
AMORTIZATION TYPE                                Two- to Four-Family                    2.51
Fully Amortizing                    7.38%        Planned Unit Development              18.62
Balloon                             92.62        Manufactured Housing                   0.07

(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Adjustable Rate Mortgage Loans only.
(4) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                           NUMBER      AGGREGATE                                WEIGHTED     AVERAGE     WEIGHTED
                             OF        PRINCIPAL      PERCENT OF     WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                          MORTGAGE      BALANCE        MORTGAGE       AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL   PERCENT
RANGE OF MORTGAGE RATES    LOANS      OUTSTANDING        POOL         COUPON     SCORE     OUTSTANDING      LTV       DOC      IO
-----------------------    -----      -----------        ----         ------     -----     -----------      ---       ---      --
5.501% to 6.000%                1        $59,636         0.11%         5.990%     675         $59,636    100.00%     0.00%   0.00%
6.001% to 6.500%                1         36,827          0.07          6.250     681          36,827     100.00    100.00    0.00
6.501% to 7.000%                1         78,744          0.14          6.750     701          78,744     100.00    100.00    0.00
7.001% to 7.500%                1         55,336          0.10          7.250     614          55,336     100.00    100.00    0.00
7.501% to 8.000%                5        120,930          0.22          7.959     711          24,186      98.44     36.18    0.00
8.001% to 8.500%               19        790,208          1.44          8.419     667          41,590      99.99     86.27    0.00
8.501% to 9.000%               31      1,193,951          2.18          8.907     666          38,515      99.64     74.80    0.00
9.001% to 9.500%              128      6,311,211         11.51          9.473     667          49,306      99.43     43.56    0.00
9.501% to 10.000%             367     14,730,694         26.85          9.869     656          40,138      99.65     56.93    0.00
10.001% to 10.500%            155      7,162,233         13.06         10.377     664          46,208      99.84     27.59    0.00
10.501% to 11.000%            445     18,811,268         34.29         10.817     653          42,273      99.79     19.56    0.00
11.001% to 11.500%             74      2,706,579          4.93         11.307     633          36,575      99.50     35.22    0.00
11.501% to 12.000%             84      2,686,775          4.90         11.909     630          31,985      99.39     16.89    0.00
12.001% to 12.500%              4        109,052          0.20         12.284     629          27,263     100.00     76.50    0.00
TOTAL:                      1,316    $54,853,443       100.00%        10.331%     655         $41,682     99.68%    36.59%   0.00%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.990% per annum to 12.400% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 10.331% per annum.

REMAINING MONTHS TO STATED MATURITY

                      NUMBER         AGGREGATE                                WEIGHTED    AVERAGE     WEIGHTED
RANGE OF                OF           PRINCIPAL     PERCENT OF      WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    PERCENT
REMAINING MONTHS     MORTGAGE         BALANCE       MORTGAGE        AVERAGE    CREDIT     BALANCE     ORIGINAL      FULL    PERCENT
TO STATED MATURITY    LOANS         OUTSTANDING       POOL          COUPON     SCORE    OUTSTANDING      LTV        DOC       IO
------------------    -----         -----------       ----          ------     -----    -----------      ---        ---       --
109 to 120                 1           $15,496        0.03%        10.500%      659        $15,496    100.00%    100.00%    0.00%
169 to 180             1,285        53,665,711        97.83         10.323      655         41,763      99.68      36.60     0.00
229 to 240                23           836,420         1.52         10.707      653         36,366     100.00      32.75     0.00
349 to 360                 7           335,816         0.61         10.539      689         47,974      99.48      40.82     0.00
TOTAL:                 1,316       $54,853,443      100.00%        10.331%      655        $41,682     99.68%     36.59%    0.00%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 116 months to 357 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 178 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                              NUMBER       AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                                OF         PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE  PERCENT
RANGE OF ORIGINAL MORTGAGE   MORTGAGE       BALANCE      MORTGAGE      AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PRINCIPAL BALANCES       LOANS       OUTSTANDING      POOL        COUPON     SCORE    OUTSTANDING     LTV      DOC      IO
-----------------------       -----       -----------      ----        ------     -----    -----------     ---      ---      --
$50,000 or less                 948      $29,133,630      53.11%      10.370%      651      $30,732      99.67%   42.75%    0.00%
$50,001 to $100,000             348       23,353,763       42.57       10.305      659       67,109       99.69    27.83     0.00
$100,001 to $150,000             19        2,166,509        3.95       10.110      677      114,027       99.82    42.31     0.00
$150,001 to $200,000              1          199,541        0.36        9.900      628      199,541      100.00   100.00     0.00
TOTAL:                        1,316      $54,853,443     100.00%      10.331%      655      $41,682      99.68%   36.59%    0.00%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $12,418 to approximately $199,541 and the average outstanding principal balance of the Mortgage Loans was approximately $41,682.

PRODUCT TYPES

                         NUMBER        AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                           OF          PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                        MORTGAGE        BALANCE       MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
PRODUCT TYPES            LOANS        OUTSTANDING       POOL      COUPON     SCORE     OUTSTANDING      LTV       DOC       IO
-------------            -----        -----------       ----      ------     -----     -----------      ---       ---       --
Balloon Loans            1,182        $50,807,921       92.62%   10.333%      655       $42,985       99.67%    35.81%    0.00%
10 Year Fixed Loans          1             15,496         0.03    10.500      659        15,496       100.00    100.00     0.00
15 Year Fixed Loans        103          2,857,790         5.21    10.149      647        27,746        99.89     50.76     0.00
20 Year Fixed Loans         23            836,420         1.52    10.707      653        36,366       100.00     32.75     0.00
30 Year Fixed Loans          7            335,816         0.61    10.539      689        47,974        99.48     40.82     0.00
TOTAL:                   1,316        $54,853,443      100.00%   10.331%      655       $41,682       99.68%    36.59%    0.00%

AMORTIZATION TYPE

                       NUMBER         AGGREGATE                                WEIGHTED    AVERAGE      WEIGHTED
                         OF           PRINCIPAL     PERCENT OF    WEIGHTED     AVERAGE    PRINCIPAL      AVERAGE    PERCENT
                      MORTGAGE         BALANCE       MORTGAGE      AVERAGE      CREDIT     BALANCE      ORIGINAL      FULL   PERCENT
AMORTIZATION TYPE      LOANS         OUTSTANDING       POOL        COUPON       SCORE    OUTSTANDING       LTV        DOC      IO
-----------------      -----         -----------       ----        ------       -----    -----------       ---        ---      --
Fully Amortizing         134         $4,045,522        7.38%       10.298%       652       $30,190       99.88%     46.40%    0.00%
Balloon                1,182         50,807,921        92.62        10.333       655        42,985        99.67      35.81     0.00
TOTAL:                 1,316        $54,853,443      100.00%       10.331%       655       $41,682       99.68%     36.59%    0.00%

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                  NUMBER       AGGREGATE                                  WEIGHTED    AVERAGE      WEIGHTED
                    OF         PRINCIPAL     PERCENT OF      WEIGHTED     AVERAGE    PRINCIPAL      AVERAGE      PERCENT
                 MORTGAGE       BALANCE       MORTGAGE        AVERAGE      CREDIT     BALANCE      ORIGINAL        FULL     PERCENT
STATE             LOANS       OUTSTANDING       POOL          COUPON       SCORE    OUTSTANDING       LTV          DOC        IO
-----             -----       -----------       ----          ------       -----    -----------       ---          ---        --
Alabama               12        $302,861        0.55%         10.279%       653       $25,238      100.00%       33.92%     0.00%
Arizona               68       2,218,926         4.05          10.393       654        32,631        99.66        40.75      0.00
Arkansas              10         256,014         0.47           8.760       669        25,601       100.00        72.69      0.00
California           204      14,194,625        25.88          10.293       661        69,581        99.79        28.06      0.00
Colorado              19         901,816         1.64          10.641       649        47,464        99.56        36.24      0.00
Connecticut           27         976,433         1.78          10.764       656        36,164        99.11        37.13      0.00
Delaware               1          41,936         0.08          10.750       675        41,936       100.00         0.00      0.00
Florida              101       4,005,180         7.30          10.599       652        39,655        99.83        34.12      0.00
Georgia               24         936,433         1.71          10.291       663        39,018       100.00        27.26      0.00
Idaho                  3         106,958         0.19          10.077       679        35,653       100.00        17.71      0.00
Illinois             102       4,136,621         7.54          10.411       667        40,555        99.56        28.51      0.00
Indiana               11         341,086         0.62          10.618       651        31,008        96.72        70.68      0.00
Iowa                   1          18,228         0.03          10.750       676        18,228       100.00         0.00      0.00
Kansas                 9         300,677         0.55          10.794       633        33,409       100.00        41.30      0.00
Kentucky               7         272,870         0.50          10.366       648        38,981        99.98        68.19      0.00
Louisiana             15         402,196         0.73           9.519       659        26,813        99.80        39.07      0.00
Maryland              18         902,525         1.65          10.200       642        50,140        99.41        56.20      0.00
Massachusetts          6         396,895         0.72          10.504       674        66,149       100.00         0.00      0.00
Michigan              32         969,215         1.77          10.434       652        30,288        99.86        39.47      0.00
Minnesota             42       1,731,745         3.16           9.939       652        41,232        99.43        40.37      0.00
Mississippi            7         183,510         0.33          10.484       645        26,216       100.00        21.38      0.00
Missouri              36       1,070,902         1.95          10.385       646        29,747        99.85        51.30      0.00
Nebraska               3          93,851         0.17          10.859       638        31,284       100.00         0.00      0.00
Nevada                34       1,592,598         2.90          10.191       661        46,841        99.60        27.54      0.00
New Hampshire          2          83,624         0.15          11.078       615        41,812        95.55         0.00      0.00
New Jersey             6         361,899         0.66          10.127       650        60,316        98.95        51.02      0.00
New Mexico             6         187,398         0.34           9.686       686        31,233       100.00        68.27      0.00
New York              10         529,337         0.97           9.996       658        52,934        98.59        58.19      0.00
North Carolina        22         696,800         1.27          10.786       650        31,673       100.00        48.25      0.00
Ohio                  55       1,608,127         2.93          10.611       639        29,239        99.79        50.19      0.00
Oklahoma               1          19,972         0.04          11.125       654        19,972       100.00         0.00      0.00
Oregon                18         617,084         1.12           9.924       651        34,282        99.30        47.40      0.00
Pennsylvania          16         503,758         0.92          10.132       655        31,485        99.32        30.86      0.00
Rhode Island           5         265,451         0.48          10.489       673        53,090       100.00        77.82      0.00
South Carolina        12         422,210         0.77          11.230       652        35,184        99.88        18.49      0.00
Tennessee             10         307,150         0.56          10.589       651        30,715       100.00         5.59      0.00
Texas                225       6,769,490        12.34          10.256       644        30,087        99.90        46.89      0.00
Utah                  14         541,996         0.99          10.464       659        38,714        99.36        29.23      0.00
Virginia              56       2,774,613         5.06          10.269       656        49,547        99.39        36.51      0.00
Washington            51       2,275,373         4.15          10.144       651        44,615        99.82        42.39      0.00
West Virginia          3         140,337         0.26           9.776       660        46,779       100.00        14.52      0.00
Wisconsin             11         342,116         0.62          10.327       672        31,101        99.21        47.54      0.00
Wyoming                1          52,609         0.10          10.500       630        52,609       100.00       100.00      0.00
TOTAL:             1,316     $54,853,443      100.00%         10.331%       655       $41,682       99.68%       36.59%     0.00%

(1) No more than approximately 0.50% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                          NUMBER         AGGREGATE                              WEIGHTED    AVERAGE     WEIGHTED
                            OF           PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF ORIGINAL        MORTGAGE         BALANCE        MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL    PERCENT
LOAN-TO-VALUE RATIOS      LOANS         OUTSTANDING        POOL       COUPON     SCORE    OUTSTANDING      LTV       DOC       IO
--------------------      -----         -----------        ----       ------     -----    -----------      ---       ---       --
80.01% to 85.00%              2            99,638          0.18        9.898      671        49,819      82.89      68.15      0.00
85.01% to 90.00%              9           467,037          0.85       10.379      641        51,893      88.83      18.40      0.00
90.01% to 95.00%             42         1,497,089          2.73       10.417      650        35,645      94.50      37.07      0.00
95.01% to 100.00%          1263        52,789,679         96.24       10.328      655        41,797      99.96      36.68      0.00
TOTAL:                    1,316       $54,853,443       100.00%      10.331%      655       $41,682     99.68%     36.59%     0.00%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 81.53% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for suc

LOAN PURPOSE

                         NUMBER        AGGREGATE                               WEIGHTED     AVERAGE     WEIGHTED
                           OF          PRINCIPAL     PERCENT OF     WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                        MORTGAGE        BALANCE       MORTGAGE       AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
LOAN PURPOSE             LOANS        OUTSTANDING       POOL         COUPON     SCORE     OUTSTANDING      LTV       DOC       IO
------------             -----        -----------       ----         ------     -----     -----------      ---       ---       --
Purchase                  1,049      $43,880,015       80.00%       10.319%      659         $41,830     99.84%    32.37%     0.00%
Refinance - Cashout         228        9,637,623        17.57        10.393      639          42,270      99.09     52.05      0.00
Refinance - Rate/Term        39        1,335,806         2.44        10.269      638          34,251      98.98     63.45      0.00
TOTAL:                    1,316      $54,853,443      100.00%       10.331%      655         $41,682     99.68%    36.59%     0.00%

PROPERTY TYPE

                            NUMBER        AGGREGATE                              WEIGHTED    AVERAGE    WEIGHTED
                              OF          PRINCIPAL     PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                           MORTGAGE        BALANCE       MORTGAGE      AVERAGE    CREDIT     BALANCE    ORIGINAL     FULL    PERCENT
PROPERTY TYPE               LOANS        OUTSTANDING       POOL        COUPON     SCORE    OUTSTANDING     LTV       DOC       IO
-------------               -----        -----------       ----        ------     -----    -----------     ---       ---       --
Single Family                 955      $38,734,880       70.62%       10.351%      653       $40,560      99.67%    37.48%    0.00%
Townhouse                      17          573,026         1.04        10.242      644        33,707       99.58     58.56     0.00
Condominium                    85        3,916,847         7.14        10.246      662        46,081       99.92     38.89     0.00
Two- to Four-Family            29        1,378,671         2.51        10.283      682        47,540       99.76     27.43     0.00
Manufactured Housing            1           37,878         0.07         8.300      740        37,878      100.00    100.00     0.00
Planned Unit Development      229       10,212,141        18.62        10.303      659        44,595       99.63     32.08     0.00
TOTAL:                      1,316      $54,853,443      100.00%       10.331%      655       $41,682      99.68%    36.59%    0.00%

DOCUMENTATION

                          NUMBER      AGGREGATE                             WEIGHTED      AVERAGE      WEIGHTED
                            OF        PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE      PRINCIPAL      AVERAGE    PERCENT
                         MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT       BALANCE      ORIGINAL      FULL    PERCENT
DOCUMENTATION             LOANS      OUTSTANDING       POOL       COUPON     SCORE      OUTSTANDING       LTV        DOC       IO
-------------             -----      -----------       ----       ------     -----      -----------       ---        ---       --
Stated Documentation        790      $34,235,167       62.41%    10.513%      669          $43,336      99.69%      0.00%     0.00%
Full Documentation          515       20,069,661        36.59     10.019      632           38,970       99.67     100.00      0.00
Lite Documentation           11          548,616         1.00     10.328      628           49,874      100.00       0.00      0.00
TOTAL:                    1,316      $54,853,443      100.00%    10.331%      655          $41,682      99.68%     36.59%     0.00%

OCCUPANCY

                NUMBER      AGGREGATE                                 WEIGHTED       AVERAGE       WEIGHTED
                  OF        PRINCIPAL      PERCENT OF      WEIGHTED   AVERAGE       PRINCIPAL       AVERAGE     PERCENT
               MORTGAGE      BALANCE        MORTGAGE        AVERAGE    CREDIT        BALANCE       ORIGINAL       FULL      PERCENT
OCCUPANCY       LOANS      OUTSTANDING        POOL          COUPON     SCORE       OUTSTANDING        LTV         DOC          IO
---------       -----      -----------        ----          ------     -----       -----------        ---         ---          --
Primary         1,316      $54,853,443       100.00%        10.331%     655          $41,682        99.68%      36.59%       0.00%
TOTAL:          1,316      $54,853,443       100.00%        10.331%     655          $41,682        99.68%      36.59%       0.00%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                        NUMBER       AGGREGATE                                 WEIGHTED     AVERAGE     WEIGHTED
                          OF         PRINCIPAL     PERCENT OF      WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE   PERCENT
MORTGAGE LOANS AGE     MORTGAGE       BALANCE       MORTGAGE        AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
(MONTHS)                LOANS       OUTSTANDING       POOL          COUPON      SCORE     OUTSTANDING      LTV       DOC        IO
--------                -----       -----------       ----          ------      -----     -----------      ---       ---        --
2                           1           $37,363        0.07%        9.500%       633       $37,363      100.00%    100.00%    0.00%
3                         243         9,400,698        17.14        10.474       658        38,686        99.54      32.04     0.00
4                         464        21,392,428        39.00        10.341       658        46,104        99.66      34.84     0.00
5                         399        16,318,636        29.75        10.237       654        40,899        99.74      37.88     0.00
6                         194         7,092,904        12.93        10.300       648        36,561        99.79      45.21     0.00
7                          14           586,494         1.07        10.682       644        41,892       100.00      30.66     0.00
8                           1            24,920         0.05        10.750       656        24,920       100.00       0.00     0.00
TOTAL:                  1,316       $54,853,443      100.00%       10.331%       655       $41,682       99.68%     36.59%    0.00%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                       NUMBER      AGGREGATE                               WEIGHTED     AVERAGE       WEIGHTED
                         OF        PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL      AVERAGE    PERCENT
ORIGINAL PREPAYMENT   MORTGAGE      BALANCE        MORTGAGE      AVERAGE     CREDIT      BALANCE      ORIGINAL      FULL    PERCENT
PENALTY TERM           LOANS      OUTSTANDING        POOL        COUPON      SCORE     OUTSTANDING       LTV        DOC        IO
------------           -----      -----------        ----        ------      -----     -----------       ---        ---        --
None                     606      $22,749,458       41.47%      10.191%       652       $37,540         99.60%     41.36%    0.00%
12 Months                 42        1,855,398         3.38       10.522       659        44,176          99.72      37.85     0.00
24 Months                439       21,419,280        39.05       10.460       659        48,791          99.76      27.32     0.00
36 Months                192        7,550,885        13.77       10.291       655        39,328          99.72      47.62     0.00
48 Months                  1           18,728         0.03       10.880       614        18,728         100.00     100.00     0.00
60 Months                 36        1,259,695         2.30       10.589       645        34,992          99.82      39.06     0.00
TOTAL:                 1,316      $54,853,443      100.00%      10.331%       655       $41,682         99.68%     36.59%    0.00%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 28 months.

CREDIT SCORES

                          NUMBER       AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                            OF         PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                         MORTGAGE       BALANCE      MORTGAGE      AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
RANGE OF CREDIT SCORES    LOANS       OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING      LTV       DOC       IO
----------------------    -----       -----------      ----        ------      -----     -----------      ---       ---       --
526 to 550                    1          $35,358      0.06%        10.550%      550        $35,358     100.00%    100.00%    0.00%
551 to 575                    3          169,591       0.31         10.516      568         56,530       97.85      21.47     0.00
576 to 600                   62        2,415,806       4.40         10.546      592         38,965       99.56      93.01     0.00
601 to 625                  286       11,318,219      20.63         10.436      615         39,574       99.78      72.61     0.00
626 to 650                  357       14,326,541      26.12         10.520      639         40,130       99.53      33.91     0.00
651 to 675                  294       12,566,251      22.91         10.238      663         42,742       99.76      20.49     0.00
676 to 700                  159        6,995,434      12.75         10.092      686         43,996       99.62      17.54     0.00
701 to 725                   70        2,991,642       5.45         10.177      712         42,738       99.83      12.45     0.00
726 to 750                   50        2,345,014       4.28         10.037      736         46,900       99.85      11.29     0.00
751 to 775                   22        1,000,844       1.82         10.017      762         45,493       99.83      13.96     0.00
776 to 800                   10          597,339       1.09         10.135      792         59,734      100.00      10.08     0.00
801 to 825                    2           91,404       0.17          9.760      804         45,702      100.00      38.93     0.00
TOTAL:                    1,316      $54,853,443    100.00%        10.331%      655        $41,682      99.68%     36.59%    0.00%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 550 to 806 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 655.

CREDIT GRADE

                  NUMBER      AGGREGATE                              WEIGHTED    AVERAGE      WEIGHTED
                    OF        PRINCIPAL     PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL      AVERAGE     PERCENT
                 MORTGAGE      BALANCE       MORTGAGE      AVERAGE    CREDIT     BALANCE      ORIGINAL       FULL      PERCENT
CREDIT GRADE      LOANS      OUTSTANDING       POOL        COUPON     SCORE    OUTSTANDING       LTV         DOC         IO
------------      -----      -----------       ----        ------     -----    -----------       ---         ---         --
A+                  181      $6,954,218       12.68%       10.598%     631       $38,421       99.71%      43.26%        0.00%
A                   377      14,674,697        26.75        10.415     615        38,925        99.76       74.64            -
A-                    9         535,604         0.98         10.32     618        59,512        97.83       45.78            -
B                     9         376,153         0.69        10.344     655        41,795        98.48       45.13            -
SA1                 274      12,095,883        22.05        10.046     715        44,146        99.80       15.49            -
SA2                 188       8,617,652        15.71        10.206     669        45,839        99.61       17.32            -
SA3                 278      11,599,235        21.15        10.453     650        41,724        99.63       20.07            -
TOTAL:            1,316     $54,853,443      100.00%       10.331%     655       $41,682       99.68%      36.59%        0.00%